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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 1999

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                 001-11727                               73-1493906
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification No.)
    incorporation or organization)
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                        8801 South Yale Avenue, Suite 310
                              Tulsa, Oklahoma 74137
               (Address of principal executive offices) (Zip Code)



                                 (918) 492-7272
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

         Attached as Exhibit 1.1 is the Underwriting Agreement dated October 25,
1999 among Heritage Propane Partners, L.P. (the "Partnership"), Heritage
Holdings, Inc. and Heritage Operating, L.P. and PaineWebber Incorporated, A.G.
Edwards & Sons, Inc. and CIBC World Markets Corp. relating to the offering of
1,200,000 common units representing limited partner interests in the Partnership registered pursuant to a Registration Statement on Form S-3 (Registration No.
333-86057), as supplemented by the Prospectus Supplement, dated October 25, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              1.1 -- Underwriting Agreement dated October 25, 1999 among
                     Heritage Holdings, Inc., Heritage Propane Partners, L.P.,
                     Heritage Operating, L.P. and PaineWebber Incorporated, A.G.
                     Edwards & Sons, Inc. and CIBC World Markets Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HERITAGE PROPANE PARTNERS, L.P.

                                       By: Heritage Holdings, Inc.,
                                           its General Partner



                                       By: /s/ H. Michael Krimbill
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                                           H. Michael Krimbill
                                           President and Chief Financial Officer

Date: October 29, 1999



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                         EXHIBIT INDEX

Exhibit No.
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    1.1     --    Underwriting Agreement dated October 25, 1999 among
                  Heritage Holdings, Inc., Heritage Propane Partners,
                  L.P., Heritage Operating, L.P. and PaineWebber
                  Incorporated, A.G. Edwards & Sons, Inc. and CIBC
                  World Markets Corp.